United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8820

         The Markman MultiFund Trust
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(Exact name of registrant as specified in charter)

         6600 France Avenue South, Minneapolis, Minnesota 55435
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(Address of principal executive offices)             (Zip code)

Robert J. Markman, 6600 France Avenue South, Minneapolis, Minnesota 55435
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(Name and address of agent for service)

Registrant's telephone number, including area code:  (952) 920-4848

Date of fiscal year end:   12/31

Date of reporting period:  06/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

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                                                         Markman
                                                         TOTAL RETURN
                                                         CORE FUND
                                                         -----------------------
                                                         For investors too smart
                                                         to do it themselves(R)
                                                         -----------------------

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                                                              Semi-Annual Report
--------------------------------------------------------------------------------
                                                                   June 30, 2005
                                                                     (Unaudited)

                            ------------------------
                            Dear Fellow Shareholders
                            ------------------------

                               Mid Year Check-Up

Your Fund's returns for the first six months of 2005 were good, relative to the overall market and our respective benchmarks. This was largely due to a strong second quarter in which we were the top performing fund in Morningstar's Large Cap Growth category. The Markman Total Return Core Fund gained 2.93% from January 1 through June 30, 2005. Over the same period, the S&P 500 Index lost 0.81%.

Additionally, we did well against our comparative benchmark blend. (This is a blend of 80% of the S&P 500 Index return with 20% of the return of the Lehman Intermediate Government Bond Index.) The result of this blend was a loss of 0.33% for the first six months of 2005.

The Markman Total Return Core Fund also ranked highly, year-to-date, against its fund peers in Morningstar and Lipper categories. Our return placed us in the 4th highest percentile of Morningstar's Large Cap Growth category and the 6th highest percentile of the Lipper Flexible Fund category. This marks the third calendar year in a row (every year since we created the Markman Total Return Core Fund) that we are tracking in the top ten percent of both the Morningstar and Lipper categories. (Though there are no assurances that we will finish the year at these levels.)


Strong First Half Performance Against
Market Indices and Fund Peers


  [The following table was represented as a bar chart in the printed material.]

    -1.96%            -0.81%          -0.33%           0.25%          2.93%
Morningstar(1)       S&P 500           Blend         Lipper(2)        MTRPX

(1) THE MORNINGSTAR LARGE CAP BLEND CATEGORY: Funds that have portfolios that are fairly representative of the overall stock market in both size, growth rates, and price. These funds tend to invest across the spectrum of U.S. industries.

(2) THE LIPPER FLEXIBLE PORTFOLIO CATEGORY: Funds that allocate investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return.

Past performance is not a guarantee of future results.

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First Half Market Dynamics:
Rational for All, Frustrating for Many

The past six months contained its fair share of short term irrationality and media-induced 'panics du jour.' Looking back, though, I have to admit that this was one of the more rational periods in the markets. Certainly, we were not subjected to the same level of noise and distraction--a presidential campaign, multi-color terror alerts, etc.--that roiled markets and frayed nerves in 2004.

What seems to have been the connecting theme thus far in 2005 is disbelief. Disbelief that the economy is continuing to grow steadily and surely. Disbelief that the housing market will continue to boom. Disbelief that oil prices would continue to rise. Disbelief that it would be possible for long term interest rates to decline, even as the Federal Reserve tightened.

It was this very skepticism--this disbelief in the face of a market that was actually acting rationally--that caused many intelligent investors to actually lose money in the first half of 2005. Ironically, the best two performing sectors--real estate and energy--were the very ones most avoided by those whose fear of 'bubbles' caused them to doubt their own eyes.

Fortunately, we went into 2005 with healthy allocations to real estate and energy. Additionally, we had significant positions in the Health Care/Medical sector, our best performers being United Health Group and Cerner. Retailing was also strong for us, with Sears Holding Corp and Chico's producing returns well ahead of the market. These helped to offset first half weakness in holdings such as Starbucks, Symantic and Ceradyne. (All three of which I continue to have great confidence in.)


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1  June 30, 2005

As I've written on a number of occasions, we take the term "Core Fund" seriously. My intention is to try to construct the kind of 'Steady Eddie' fund that you can hold as the foundation of your overall portfolio. As our Prospectus states, "we seek maximum total return with reduced risk." That is why significant resources are devoted to attempting to find a comfortable balance--over the short to intermediate term--between return potential and overall stability.


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Top Ten Holdings

Of the Stock Portfolio 6/30/05

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Valero Energy                                                              4.6%
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Cerner Systems                                                             4.5%
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Cendant Corporation                                                        4.4%
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UnitedHealth Group                                                         4.4%
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Apple Computer                                                             4.3%
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Oil Service Holders                                                        4.2%
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Toll Brothers                                                              4.2%
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Vornado Realty                                                             4.2%
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Starbucks Corp                                                             3.7%
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St. Joe Company                                                            3.5%
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Total in Top Ten                                                          42.0%
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Every day I see a number of stocks that I believe have the potential to 'shoot the lights out.' (For example, I was--and still am--sorely tempted to have some biotech in the portfolio.) I rarely take the bait, though. Too much risk, in my estimation. By the same token, I hesitate to let a single position get much above 5% of the portfolio, even though some stocks we own could possibly merit larger allocations. Recall, we have a required 20% minimum allocation to income-producing, lower-market-correlated asset classes such as bonds, REITs and cash. This, I believe, helps to smooth out some of the always present bumps in the road.

But being cautious alone is relatively easy. Grafting superior upside potential onto that root of caution is where the real work begins. I don't claim to have all the answers, but what works for me are two basic tactics: first, limit the number of positions in the portfolio. As of June 30, we held 25 stocks over and above our stability base of bonds, REITs and cash. Most of these positions ranged from 2-4% of assets. There are a number of long time fund observers, myself included, who believe that a well run concentrated portfolio like this has the potential to outperform a typical diversified fund portfolio of 70-150 positions.

Secondly, I try to use the Fund's size and cost structure to our advantage. We are a small fund. In addition, our costs of trading, as measured by commissions paid per trade, is among the lowest in the industry. These two things give me the freedom and flexibility to trade quickly and frequently. (More on this later in the Report.) This ability to take rapid advantage of opportunities, or to quickly avoid danger has contributed greatly to our performance since we changed our structure at the end of 2002.

In this era of specialized portfolios and rigid management directives, this often delicate balancing has become something of a 'lost art.' Except in real life for real people like you. It still is what most of us try to do with our overall portfolio, is it not? To maximize return with what we feel is reasonable risk? If this seems a bit of a digression from the specific review of the first half of 2005, understand that I take the time to do so because many of my thoughts and actions make more sense in the context of this core fund perspective.

Signposts Indicate Clear Road Conditions

As many of you know, I have an optimistic personality. And so, when I do my research and assemble my facts and figures, I have to guard against what is called 'data mining.' Data mining is where one consciously, or unconsciously, searches for information that supports one's preconceived opinions, ignoring conflicting and contradictory data.

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Market Caps 6/30/05

(As a percentage of the stock/EFT portion of the portfolio, not including REITS)

Small (under $1.5l billion)                                               4.3%
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Mid ($1.5-$8 billion)                                                    31.5%
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Large (over $8 billion)                                                  64.2%
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                                  [PIE CHART]
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For that reason, I make a point of assembling the opinions of managers and analysts who are generally bearish on the market and certain stocks we own. They almost always have perspectives, and arrive at conclusions, that I would never come to myself. Having diligently done that, I must say that, in my opinion, the weight of the evidence has not been this strongly against the bearish argument and for the bullish argument in almost three years.

I'm genuinely surprised at the breadth and depth of the positive statistics on the economy and the market that have been piling up over the past six months. These positive data points are more than just euphoric spins by permabulls. They are specific, factual, and difficult to refute.

Those who are cautious or even bearish on the market point to a number of factors:

o The Fed continues to raise interest rates. This could not only put a damper on the red hot real estate market it could eventually, as it did in 2000, precipitate a broad and general slowdown in the economy. This would obviously be bad for the market.


--------------------------------------------------------------------------------
                                               Markman Total Return Core Fund  2

o Labor costs continue to go up at a better than expected rate, giving rise to increased fears of inflation.

o Oil prices show little sign of stabilizing. Increased costs for energy acts as a hidden tax on the global economy. At some point it must lead to a slowdown.

o     Terrorism.

o Higher commodity prices are increasing manufacturing costs. Since companies are having trouble passing those costs along to consumers, margins must eventually get squeezed.

o Slower growth in the economy, combined with greater inflation could lead to a period of stagflation.

o 90's speculation is back! (Example: Google) This always ends badly, if you've already forgotten.

o The Federal Budget is once more out of control. We're asking foreigners to finance the mountain of debt we're accumulating. What if they stop buying our Treasury debt?

o We've already lost--to low cost foreign companies--many of our good manufacturing jobs here in America. Now we're outsourcing service jobs to places like India. The middle class is being destroyed.

o Long term bond yields have declined even as short term rates have gone up. This 'flattening' of the yield curve is, historically, a generally reliable predictor of a coming recession.

o Housing is a bubble and when it bursts, the staggering amount of financial losses will devastate the economy.

--------------------------------------------------------------------------------
Asset Allocation 6/30/05
(As a percentage of the stock portion of the portfolio)

Stocks/ETFs                                                                78.7%
--------------------------------------------------------------------------------
Bonds                                                                       2.1%
--------------------------------------------------------------------------------
REITs                                                                      18.8%
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Cash                                                                        0.4%
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                                  [PIE CHART]
--------------------------------------------------------------------------------

On the positive side of the ledger, Bulls point to any number of real time factual indicators that business and the markets are--and should remain--healthy:

o The advance/decline line is in an uptrend, signaling that more stocks are advancing than declining. This increase breadth in the market is a tangible sign of health. It means that even though the broad averages (which are dominated by a just a few very large companies) are going nowhere, most stocks are, indeed, going up. Interestingly, this is the exact opposite from the dynamic we saw at the late stages of the bubble in 1999/2000. At that time, the broad averages were rising sharply even as the broader list of underlying stocks were deteriorating in price.

o     Overall productivity in the economy remains at a high level.

o     The number of business bankruptcies fell 10% in June from a year earlier.

o     Estimated growth rates in the overall economy are being adjusted upward.

o Delinquency rates on home mortgages stand at 4.2%, down from 4.5% a year ago, suggesting a financially healthier consumer.

o     Corporate profits are at an all time high.

o     Cash on hand held by corporations is at an all time high.

o Fewer investment professionals with their own money at risk are shorting stocks than ever before. As of spring 2005, the NYSE specialist short sale ratio is at its lowest level ever. This has historically been a reliable indicator of market bottoms.

o Earnings growth continues stronger than expected, pushing PE levels down further than expected at this point in the bull market. While a case could be made that prices don't have to go up from here, it is hard to see a big decline commencing from these not so high levels.

o Strong economic growth is producing tax receipts above projections, thus reducing the future budget deficit well below what was projected even twelve months ago.

o The strong real estate market has produced an unexpected increase in property tax receipts, helping to improve the financial health of state and local governments.

o     Employment numbers continue to improve, slowly, but steadily.

The most interesting take-away from these two lists is how the bear case rests largely on fears of what might happen sometime down the road. The bull case is based on a reality of statistics and dynamics in place here and now. Certainly, a skeptic could point out that things change, and those bullish data points could very well deteriorate, leading to vindication for the bears. Perhaps so. But that is still not likely to happen across the board, at a rapid pace. It takes time for the storm clouds to form and roll in, let alone for the rain to fall.

We thus remain fully invested in those companies we feel have the best chance of price appreciation over the near to intermediate term (six to 18 months).


--------------------------------------------------------------------------------
3  June 30, 2005

The Total Return Core Fund Pyramid

With thousand of stocks to choose from, every fund manager constructs models that attempt to distill the large universe of options down to a more manageable list of possibilities. Various fundamental statistical screens are often employed that rank stocks on any number of criteria: size, sales, earnings, growth rates, etc. A wide range of technical analysis tools are also employed by many. Most managers develop, over time, a methodology that they feel works best for them, rigorously working that methodology to refine it as best they can. The fund world is populated with excellent practitioners of various schools: classic value investors like the legendary David Dreman, intensely management-focused successful growth investors like Ron Baron, or stock pickers like Robert Olstein who pour over financial statements looking for that seam of information that allows them to gain an edge.

I spent the better part of two decades assembling portfolios of mutual funds for clients and had the privilege and pleasure of speaking with many of the best fund managers of our time: John Templeton, Michael Price, Robert Sanborn, Jean Marie Eveillard, just to name a few. I've listened to the most aggressive growth stock pickers as well as skeptics who would cautiously and patiently wait in cash until they saw what they were convinced was a low risk value play. There are guys who profit handsomely from picking special situation turnarounds, buying when every one else is holding their nose from the stench; and others who play the high stakes price momentum game.

Because so much of my practical 'education' has been learned over the years by closely watching a variety of managers, I've grown to feel comfortable looking at stocks from a number of different perspectives. Growth, value, international, or any variation and combination--it's all the same to me. Each discipline is just another tool to help find the maximum number of stocks that we feel has the potential for substantial gain.

With so many often contradictory styles, I've found it necessary to structure the portfolio around an overall model that helps me keep the various approaches under control and in proper proportion. This is how I came to develop the Portfolio Pyramid you see reproduced here. Within it come together the various styles and techniques I use. It also serves to illustrate my belief that even though numbers and statistics seem to be the fuel of the market, ultimately all the decisions are made by humans. And when all is said and done, it's a market of stories and emotions, likes and dislikes, fear and greed, hopes and dreams. By giving more 'human' descriptors to my portfolio components, I can better weigh the overall 'emotional tone' of the portfolio.

Here is a simple bullet explanation for each layer in the pyramid. As with most investment pyramids, the risk increases the higher you go in the pyramid.

                                      High
                                     Caloric
                                   -----------
                                     The New
                                    New Thing
                                 --------------
                                   Over There
                              --------------------
                             Unjustified Skepticism
                           --------------------------
                              Underfollowed Quality
                        --------------------------------
                               Emerging Bluechips
                      -------------------------------------
                       Steady Streams of Stablizing Income
                   -------------------------------------------

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Steady Streams of Stabilizing Income: A foundation layer of investments that show a low correlation to the overall stock market and generate a strong current income stream. This would include the REIT's we own as well as our bond and money market funds.

--------------------------------------------------------------------------------
Emerging Bluechips: Companies that have many of the traditional characteristics of 'blue chip' stocks (healthy balance sheets, strong market positions, consistent financial results, etc.) but that for reasons of size, length of history, or other are not yet considered 'blue chip' by the broader investment community. An example in our current portfolio would be United Health Group.

--------------------------------------------------------------------------------
Underfollowed Quality: Companies with excellent management, consistent operating results and strong market positions that are not followed by as many major Wall Street analysts as they might be. Example: Pentair.

--------------------------------------------------------------------------------
Unjustified Skepticism: Companies that Wall Street has, in our opinion, misunderstood, whose prospects are grossly underestimated. A couple of great examples over the past year have been Toll Brothers and Valero Energy.

--------------------------------------------------------------------------------
Over There: Our International exposure, normally in emerging markets. An example in the current portfolio would be Mobil Telesys, a Russian wireless phone company.

--------------------------------------------------------------------------------
The New New Thing: Companies building strong positions in totally new markets with revolutionary new products, where comparisons are difficult and thus subject to analyst confusion and error. Example in our current portfolio: Apple Computer and XM Satellite Radio.

--------------------------------------------------------------------------------
High Caloric: Healthy growth companies with excellent management that have a secular growth story that we believe justifies a controversially high PE. An example in our current portfolio would be Starbucks.
--------------------------------------------------------------------------------

Our pyramid is more a framework for a thought process than a rigid model. Some companies may, in fact, fall into more than one category. In addition, stocks may move from one category to another as events unfold.


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                                               Markman Total Return Core Fund  4

                             ---------------------
                             Our Trading Strategy:
                             ---------------------

What you should know about turnover, trading costs, and the opportunities that come from being small

I'm happy to have the opportunity to continue our practice of clearly disclosing the commissions paid in the course of running the Markman Total Return Core Fund. For the first six months of 2005, we incurred total commission costs of $27,420. This is below the amount of $28,887 paid during the comparable period in 2004. It translates to a cost of about 5 basis points, or 5 hundredths of one percent (.05%). This compares favorably with the trading costs associated with the average fund as reported in a 2003 Lipper study. We will continue to work to keeps costs down as much as we can.

It is important that you be aware of what the actual trading costs incurred by you, as a shareholder, are. Without this knowledge, there is another statistic that, looked at in isolation, might lead you to conclude that your costs might be considerably higher. I speak of the Fund's Turnover Rate. This number measures how frequently we buy and sell shares for the Fund. The Fund's Portfolio Turnover Rate has been high from the very beginning. It is considerably above that of most of our peers.

Expense for Trading

Average cost per share for commission paid

                                   [GRAPHIC]

Typical of many funds                                       5(cent) per share(3)
--------------------------------------------------------------------------------

Markman Total Return
Portfolio Cost                                              0.33(cent) per share
--------------------------------------------------------------------------------

It is almost universally acknowledged that high turnover in a fund can be harmful to shareholders, for two main reasons. Generally speaking, higher turnover is associated with higher trading costs. It also can contribute to the unnecessary yearly distribution of taxable capital gains to shareholders who might prefer to defer gains for longer periods.

Neither of these are true of the Markman Total Return Core Fund.

As noted above, even with our higher turnover our actual trading costs are considerably lower than most funds. In addition, we have the advantage of working with a substantial tax loss carryforward which has reduced taxable capital gain distributions for the past two years to zero. The same will be true in 2005. Even though we have substantial profits booked from investments sold, we expect no taxable capital gain distribution this year. (As in previous years, there may be a small taxable income and dividend distribution estimated to be less than 1% as in the past two years.)

The Conventional Buy and Hold Wisdom:
Exceptions and Opportunities-Friction and Displacement

Trading commissions are like friction. The greater the friction, the more wear will be sustained. If the commission one pays per trade is high, it would seem to make sense to limit the number of trades you make; otherwise the friction caused by each trade would result in significant erosion to your capital. In the old days of high fixed commissions and full commission brokers, prudence generally dictated that trades should be few and far between. If your capital were being nicked by 1%, 2% or more with every transaction, one would have to be very right, very often to overcome that drag.

But what if that friction were significantly reduced? What if commissions were so low as to make trading nearly frictionless? Then the judgment on the wisdom of a particular trade would be based more on its success or failure, than the cost.

As for the Markman Total Return Core Fund, the entire commission cost for the first six months of 2005 cost the Fund less than one cent from the net asset value. We believe this is hardly a devastating erosion of capital.

Large mutual funds and institutional investors, by definition, take large positions, often owning tens of millions of shares of a company's stock. So when the big players of the investment world move, you can often see the impact in stock prices.

I call this 'dynamic displacement.' (When you sit in a bathtub you displace the water, making the level rise when you enter and go down when you exit. The bigger the body, the more the displacement.) The net effect is that the institution could force prices up when entering the market and down when selling. So even though the commission rate paid by the institution may be very low, the impact cost to that institution could be many times higher. Is it any wonder, then, that the 'industry' tends to see the world through a long term buy and hold lens?


--------------------------------------------------------------------------------
(3) Source: Richard Titelbaum, "Know a Fund's Costs? Look Deeper", NEW YORK TIMES., February 9, 2003. To our knowledge, this is the most recent broad study available. We believe, however, that over the past year, costs have been reduced somewhat from those previously reported.


--------------------------------------------------------------------------------
5  June 30, 2005

But displacement is only part of the story. Even under the best of circumstances, with the most careful execution and the most minimal displacement, carefully assembling or selling large institutional positions can take weeks or months, during which time the market continues to move. The result is the final shares being purchased or sold at a price considerably different than that of the initial purchases. This, too, can work to the institution's disadvantage.

But what if displacement were significantly reduced? What if the time needed to take or eliminate a position were measured in hours, not weeks? The tactic of using more frequent purchases and sales to capture a series of gains or to avoid risk then becomes not only feasible, but prudent.

This is where we find ourselves in the Markman Total Return Core Fund. With our small size, we are able to build and sell positions quickly with far less worry about potential price displacement. We thus have the freedom to make frequent forays into the market, increasing and decreasing positions in a way larger funds sometimes cannot.

The overall bottom line is that our small size, combined with our extremely low trading costs, enable us to move quickly and frequently, attempting to opportunistically capture potential gains and avoid possible losses.

Does it work? The proof is in the NAV.



Spotlight On.....

--------------------------------------------------------------------------------
Chico's                                                                      CHS
--------------------------------------------------------------------------------

Chico's is a retailer of exclusively designed private label, mid market/upscale women's clothing and accessories. A number of strong elements attract me to this stock. First, they key in on a prime retailing demographic: affluent women age 35 and up. There is an enormous amount of discretionary income here and much less fashion fickleness than among younger demographics. For all its potential, this market has been surprisingly underserved, enabling Chico's to establish a strong position among weak challengers.

Management is among the best in the specialty retailing business, and this shows up in their fashion, marketing and customer loyalty strategies. Fashion-wise, Chico's, along with its red hot White House/Black Market division, knows what their mature customer wants: functionality, good design, and mature-buyer flattering fashion that fits. Seems like a no-brainer to me, but the fashion retailing world, like so much else of corporate America, spends so much time obsessing about youth that they seem to have missed the needs--and deep pocketbooks--in this demographic.

The overall operation is run remarkably well, and growth has been torrid, yet controlled. Chico's management has been intelligently working to cement customer loyalty through their Passport Club program, which rewards frequent customers. Chico's remarkable success will certainly breed increased competition as time goes by, but their customer group is constantly expanding and is large enough to handle more entrants without significantly impacting growth. Chico's falls in the "High Caloric" band of our pyramid. Like other stocks in this category, it sports a high premium PE to the market and some of its peers. But as is typical of stocks at the top of our pyramid, we feel this is a story that has a long way to run, with its valuation justified by their strong market position, loyal customer base, fashion savviness and management skill.

--------------------------------------------------------------------------------
UnitedHealth Group                                                           UNH
--------------------------------------------------------------------------------

Unless you've been living in a cave for the past several years, it is clear that health care--its delivery and costs--is possibly the single biggest domestic issue facing America today. No other economic issue affects as many Americans; no other economic issue impacts a larger share of our national wealth. It is only restating the obvious to say that those companies that clearly recognize the nature of the problem and come up with productive solutions will stand to generate huge profits. We think it is already clear that one of those companies will be--already is--UnitedHealth Group.

UnitedHealth Group is a diversified healthcare insurance and services company. About 75% of UnitedHealth Group's revenue comes from risk-based health insurance products. But they are also moving rapidly and aggressively into fee based business sectors that provide administrative, consulting and technology services in the healthcare field.

The company is extremely well run. Its expansion strategy in recent years has been astoundingly well executed: intelligent acquisitions has diversified its customer base, while costs have been very effectively managed and controlled. The result has been an earnings juggernaut, the strength and length of which has left many on Wall Street breathless. What makes UnitedHealth Group such a compelling holding is that it has both defensive and aggressive characteristics, making it an almost ideal long term core holding for the Fund.


--------------------------------------------------------------------------------
                                               Markman Total Return Core Fund  6

Here's an astonishing piece of information: Chico's, a specialty retailer with a $7 billion market cap is followed by 16 analysts. UnitedHealth Group, a $64 billion major player in a vital segment of our economy is followed by 14 analysts. For all of its success, UnitedHealth Group is still clearly an 'Emerging Blue Chip' in our pyramid. (with the added kicker of 'Underfollowed Quality' characteristics).

--------------------------------------------------------------------------------
Valero Energy                                                                VLO
--------------------------------------------------------------------------------

Valero is the second largest oil refiner in the U.S. and the largest refiner of 'sour' crude. Sour crude is lower quality oil that contains higher amounts of sulfur, a major pollutant. Most refiners were built to process what is called 'light sweet crude.' (Light sweet is the oil whose price we hear reported on the news.) Light sweet is easier and less expensive to process. Because of sour's difficulty to process, it sells at a discount to light sweet. By being able to refine cheaper sour crude, Valero is positioned to benefit enormously when demand heats up and discounts for sour crude widen. The discount has grown from about three dollars a barrel a few years ago to about eight dollars a barrel today. (In 2004 it was as high as $18 a barrel!)

Valero management has made some very savvy strategic moves. Years ago, they took what looked to be a big risk, purchasing additional sour crude refining facilities when prices were much lower. They are now reaping the rewards of that decision by being able to process larger amounts of sour at much higher prices.

Little new refining capacity has been added in the U.S. for a generation, with the only gains coming from existing refineries being upgraded. This lack of capacity simply won't change for a very long time. First of all, refineries can't be built just anywhere. They must have ready access to crude, which means they are typically located in coastal regions, relatively close to where oil takers can unload. Increased environmental sensitivities have made new construction in these most likely areas least feasible. In any case, refineries are enormously complex structures, so even if a decision to build was made today, it could take as long as 7-10 years to actually get a new one on line.

The story is relatively simple, and Valero management has been clear and candid in telling it. Yet Wall Street can't seem to believe it is true. Valero continues to grow at a 20% plus rate, and still sells for a PE of about 10. For some reason that I cannot fathom, many analysts think Valero is not going to earn what they say they are going to earn. Maybe these analysts do know something that no one else does; I can only note that they are the same group that claimed that oil would not stay above $35 per barrel.

With oil prices at current levels, we believe Valero is a veritable money machine, and is the classic poster child for a stock in our 'Unjustified Skepticism' category.

--------------------------------------------------------------------------------
Infosys Technologies                                                        INFY
--------------------------------------------------------------------------------

Information outsourcing. Even though the political heat from last year's Presidential campaign has died down a bit, information outsourcing still remains a huge and growing trend in our economy. Infosys, an Indian company, is not only India's largest outsourcing company, it is a 'pure play.' (That is, it is not involved with any other business except IT outsourcing.)

Perspective is important when looking at companies like Infosys. Twenty-five years ago, when the first large scale manufacturing jobs began to be moved overseas, we saw and heard howls of protest and disbelief. Strange as it may sound, there were many back then that felt that the trend could be reversed. Think what kind of a world we would be living in if all those manufacturing jobs were not being handled more efficiently overseas. It is my belief that everything would cost much more, and there would be far less prosperity than there is now.

Given the capabilities of today's technology, it makes little difference 'where' the back office for many companies are. In fact, wages aside, having operations halfway around the world actually makes it possible to work around the clock. With its large, educated, English speaking labor pool, India is and in my opinion, will no doubt remain, the leader in global IT outsourcing.

Infosys, specifically, has a lot going for it. It is very well run, and ranks among the most desirable Indian firms to work for. Management has not been resting on its laurels; the same visionary entrepeneurship that enabled Infosys to get a head start in software IT outsourcing is driving management to diversify. Solutions in retail, health care, energy and transportation are high on the list of management initiatives.

Infosys stock has already seen substantial appreciation. Though the most dynamic days may be behind it, we feel its future potential earnings growth will continue at a sufficient rate to make the stock a valuable addition to our portfolio. Infosys is one of the holdings in the "Over There" band of the investment pyramid.


--------------------------------------------------------------------------------
7  June 30, 2005

PORTFOLIO OF INVESTMENTS
Markman Total Return Core Fund--June 30, 2005 (Unaudited)

Shares                                                              Market Value

COMMON STOCKS  96.8%

REAL ESTATE INVESTMENT TRUST -- 18.8%
-------------------------------------------------------------------------------
 29,000  Vornado Realty Trust                                       $ 2,331,600
-------------------------------------------------------------------------------
 34,000  Rayonier, Inc.                                               1,803,020
-------------------------------------------------------------------------------
 21,000  The Mills Corporation                                        1,276,590
-------------------------------------------------------------------------------
 48,000  Nationwide Health Properties, Inc.                           1,133,280
-------------------------------------------------------------------------------
 45,000  Realty Income Corporation                                    1,126,800
-------------------------------------------------------------------------------
 46,000  BioMed Realty Trust, Inc.                                    1,097,100
-------------------------------------------------------------------------------
 33,000  LaSalle Hotel Properties                                     1,082,730
-------------------------------------------------------------------------------
 15,000  Novastar Financial, Inc.                                       587,250
-------------------------------------------------------------------------------
                                                                    $10,438,370

ENERGY/NATURAL RESOURCES -- 12.7%
-------------------------------------------------------------------------------
 32,000  Valero Energy Corporation                                  $ 2,531,520
-------------------------------------------------------------------------------
 23,000  Oil Service HOLDRs Trust                                     2,345,310
-------------------------------------------------------------------------------
 19,000  PetroChina Company Ltd. - ADR                                1,395,550
-------------------------------------------------------------------------------
  7,000  Utilities HOLDRs Trust                                         777,560
-------------------------------------------------------------------------------
                                                                    $ 7,049,940

HEALTH CARE/MEDICAL -- 11.8%
-------------------------------------------------------------------------------
 37,000  Cerner Corporation*                                        $ 2,514,890
-------------------------------------------------------------------------------
 47,000  UnitedHealth Group, Inc.                                     2,450,580
-------------------------------------------------------------------------------
 52,000  Teva Pharmaceutical Industries Ltd. - ADR                    1,619,280
-------------------------------------------------------------------------------
                                                                    $ 6,584,750

RETAIL -- 9.2%
-------------------------------------------------------------------------------
 40,000  Starbucks Corporation*                                     $ 2,066,400
-------------------------------------------------------------------------------
 50,000  Chico's FAS, Inc.*                                           1,714,000
-------------------------------------------------------------------------------
  9,000  Sears Holdings Corporation*                                  1,348,830
-------------------------------------------------------------------------------
                                                                    $ 5,129,230

HOMEBUILDERS/REAL ESTATE DEVELOPMENT -- 7.7%
-------------------------------------------------------------------------------
 24,000  The St. Joe Company                                        $ 1,956,960
-------------------------------------------------------------------------------
 23,000  Toll Brothers, Inc.*                                         2,335,650
-------------------------------------------------------------------------------
                                                                    $ 4,292,610

FINANCIAL -- 7.5%
-------------------------------------------------------------------------------
100,000  Doral Financial Corporation                                $ 1,654,000
-------------------------------------------------------------------------------
 27,000  Washington Mutual, Inc.                                      1,098,630
-------------------------------------------------------------------------------
 25,000  Commerce Bancorporation, Inc.                                  757,750
-------------------------------------------------------------------------------
 20,000  East West Bancorporation, Inc.                                 671,800
-------------------------------------------------------------------------------
                                                                    $ 4,182,180

SOFTWARE & SERVICES -- 6.2%
105,000  Symantec Corporation*                                      $ 2,282,700
-------------------------------------------------------------------------------
 15,000  Infosys Technologies Ltd.                                    1,162,050
-------------------------------------------------------------------------------
                                                                    $ 3,444,750

INDUSTRIAL EQUIPMENT & COMPONENTS -- 5.5%
-------------------------------------------------------------------------------
 71,000  Ceradyne, Inc.*                                            $ 1,708,970
-------------------------------------------------------------------------------
 31,000  Pentair, Inc.                                                1,327,110
-------------------------------------------------------------------------------
                                                                    $ 3,036,080

CONSUMER SERVICES -- 4.4%
-------------------------------------------------------------------------------
110,000  Cendant Corporation                                        $ 2,460,700
-------------------------------------------------------------------------------

CONSUMER ELECTRONICS -- 4.3%
-------------------------------------------------------------------------------
 65,000  Apple Computer, Inc.*                                      $ 2,392,650
-------------------------------------------------------------------------------

LEISURE -- 3.4%
-------------------------------------------------------------------------------
 39,000  Royal Caribbean Cruises Ltd.                               $ 1,886,040
-------------------------------------------------------------------------------

MEDIA -- 3.3%
-------------------------------------------------------------------------------
 55,000  XM Satellite Radio Holdings, Inc.*                         $ 1,851,300
-------------------------------------------------------------------------------

TELECOMMUNICATIONS -- 2.0%
-------------------------------------------------------------------------------
 33,000  Mobile Telesystems                                         $ 1,110,450
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                                 $53,859,050

BOND FUNDS -- 2.1%
-------------------------------------------------------------------------------
 54,491  PIMCO Emerging Markets Bond Fund - INST Class              $   608,663
-------------------------------------------------------------------------------
 74,393  Northeast Investors Trust                                      563,901

TOTAL BOND FUNDS                                                    $ 1,172,564

MONEY MARKET FUNDS -- 0.4%
-------------------------------------------------------------------------------
196,636  5/3 Prime Money Market Fund                                $   196,636
-------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES                                         $55,228,250
(Cost $45,944,378)  99.3%

OTHER ASSETS IN EXCESS OF
LIABILITIES  0.7%                                                       366,696

NET ASSETS  100.0%                                                  $55,594,946

* Non-income producing security.
ADR - American Depository Receipt


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                               Markman Total Return Core Fund  8

STATEMENT OF ASSETS AND LIABILITIES June 30, 2005 (Unaudited)


ASSETS
        Investment securities:
            At acquisition cost                                    $ 45,944,378
                                                                   ============
            At value                                               $ 55,228,250
        Accrued income                                                   55,439
        Receivable for securities sold                                3,984,825
        Receivable for capital shares sold                                    3
        Other Assets                                                     20,946
                                                                   ------------
            TOTAL ASSETS                                             59,289,463
                                                                   ------------

LIABILITIES

        Payable for securities purchased                              3,636,300
        Payable for capital shares redeemed                               5,877
        Payable to Adviser                                               38,406
        Payable to affiliates                                            11,730
        Payable to Trustees                                               1,385
        Other accrued expenses and liabilities                              819
                                                                   ------------
            TOTAL LIABILITIES                                         3,694,517
                                                                   ------------

NET ASSETS                                                         $ 55,594,946
                                                                   ============
        Net assets consist of:
        Paid-in capital                                            $ 96,426,026
        Undistributed net investment income                              34,270
        Accumulated net realized losses
            from security transactions                              (50,149,222)
                                                                   ------------
        Net unrealized appreciation on investments                    9,283,872
                                                                   ============

NET ASSETS                                                         $ 55,594,946
Shares of beneficial interest outstanding
        (unlimited number of shares authorized, no par value)         5,272,979
                                                                   ============
Net asset value, offering price and
        redemption price per share                                 $      10.54
                                                                   ============

See accompanying notes to financial statements.


STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME
        Dividends (Net of withholding taxes of $1,274)             $    449,346
                                                                   ------------
EXPENSES
        Investment advisory fees                                        215,110
        Professional fees                                                27,694
        Compliance fees and expenses                                     27,500
        Administration fees                                              24,980
        Sub transfer agent fees                                          24,949
        Accounting services fees                                         17,251
        Transfer agent fees                                              16,604
        Custodian fees                                                   15,174
        Registration fees                                                14,546
        Shareholder report costs                                         11,838
        Postage and supplies                                              9,935
        Trustees fees and expenses                                        9,783
        Other expenses                                                    7,398
                                                                   ------------
        TOTAL EXPENSES                                                  422,762
                                                                   ------------
NET INVESTMENT INCOME                                                    26,584
                                                                   ------------

REALIZED AND UNREALIZED GAINS
ON INVESTMENTS
Net realized gains from security transactions                         1,243.348
Net change in unrealized appreciation/depreciation
       on investments                                                    59,458
                                                                   ------------
NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS                                                        1,302,806
                                                                   ------------

NET INCREASE IN NET ASSETS
FROM OPERATIONS                                                    $  1,329,390
                                                                   ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
9  June 30, 2005

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         For the Six Months        For the Year Ended
                                                                        Ended June 30, 2005         December 31, 2004
                                                                                (Unaudited)
FROM OPERATIONS
     Net investment income                                                     $     26,584              $    414,248
     Net realized gains from security transactions                                1,243,348                12,216,594
     Net change in unrealized appreciation/depreciation on investments               59,458                (4,815,559)
                                                                               ------------              ------------
     Net increase in net assets from operations                                   1,329,390                 7,815,283
                                                                               ------------              ------------
DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                                          --                  (414,247)
                                                                               ------------              ------------
FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                                    2,231,192                 5,988,905
     Net asset value of shares issued in reinvestment of
        distributions to shareholders                                                    --                   405,838
     Payments for shares redeemed                                                (8,097,146)              (13,277,933)
                                                                               ------------              ------------
Net decrease in net assets from capital share transactions                       (5,865,954)               (6,883,190)
                                                                               ------------              ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (4,536,564)                  517,846
NET ASSETS
     Beginning of period                                                         60,131,510                59,613,664
                                                                               ------------              ------------
     End of period                                                             $ 55,594,946              $ 60,131,510
                                                                               ============              ============
UNDISTRIBUTED NET INVESTMENT INCOME                                            $     34,270              $      7,686
CAPITAL SHARE ACTIVITY                                                         ------------              ------------
     Sold                                                                           226,013                   655,480
     Reinvested                                                                          --                    39,633
     Redeemed                                                                      (824,803)               (1,434,730)
                                                                               ------------              ------------
     Net decrease in shares outstanding                                            (598,790)                 (739,617)
     Shares outstanding, beginning of period                                      5,871,769                 6,611,386
                                                                               ------------              ------------
     Shares outstanding, end of period                                            5,272,979                 5,871,769
                                                                               ============              ============


See accompanying notes to financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                         For the Six Months
                                             Ended June 30,    Year Ended    Year Ended    Year Ended     Year Ended    Year Ended
                                                       2005  December 31,  December 31,  December 31,   December 31,  December 31,
                                                (Unaudited)          2004          2003          2002           2001          2000
Net asset value at beginning of period              $ 10.24       $  9.02       $  6.30       $  8.69        $ 11.67       $ 16.69
                                                    -------       -------       -------       -------        -------       -------
Income (loss) from investment operations:
  Net investment income                                0.01          0.07          0.08          0.18           0.24          0.11
  Net realized and unrealized gains (losses)
     on investments                                    0.29          1.22          2.72         (2.40)         (2.98)        (4.35)
                                                    -------       -------       -------       -------        -------       -------
Total from investment operations                       0.30          1.29          2.80         (2.22)         (2.74)        (4.24)
                                                    -------       -------       -------       -------        -------       -------
Less distributions:
  Dividends from net investment income                   --         (0.07)        (0.08)        (0.17)         (0.24)        (0.10)
  Distributions from net realized gains                  --            --            --            --             --         (0.68)
                                                    -------       -------       -------       -------        -------       -------
Total distributions                                      --         (0.07)        (0.08)        (0.17)         (0.24)        (0.78)
                                                    -------       -------       -------       -------        -------       -------
Net asset value at end of period                    $ 10.54       $ 10.24       $  9.02       $  6.30        $  8.69       $ 11.67
                                                    =======       =======       =======       =======        =======       =======
Total return                                           2.93%(b)     14.31%        44.40%       (25.63%)       (23.54%)      (25.38%)
                                                    =======       =======       =======       =======        =======       =======
Net assets at end of period (000s)                  $55,594       $60,132       $59,614       $52,296        $37,546       $64,572
                                                    =======       =======       =======       =======        =======       =======
Ratio of net expenses to average net assets            1.54%(c)      1.44%         1.50%         0.96%          0.95%         0.95%
Ratio of net investment income to average
  net assets                                           0.10%(c)      0.71%         0.97%         1.89%          2.32%         0.64%
Portfolio turnover rate                                 326%(c)       472%          228%          145%(a)        162%          142%

(a) This calculation does not include securities acquired in connection with certain acquisitions in 2002.
(b)   Not annualized.
(c)   Annualized.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                              Markman Total Return Core Fund  10

NOTES TO FINANCIAL STATEMENTS June 30, 2005 (Unaudited)

1. Significant Accounting Policies

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers one series of shares to investors, the Markman Total Return Core Fund (the Fund) (formerly the Markman Total Return Portfolio). Prior to December 30, 2002, the Markman Conservative Allocation Portfolio, the Markman Aggressive Allocation Portfolio and the Markman Moderate Allocation Portfolio were series of the Trust. Effective December 30, 2002, the Markman Aggressive Allocation Portfolio, Markman Conservative Allocation Portfolio and Markman Moderate Allocation Portfolio each exchanged substantially all of their respective net assets for shares of the Fund. The performance and accounting history of the Markman Moderate Allocation Portfolio is being assumed by the Fund. The total returns of the Fund are therefore those of the Markman Moderate Allocation Portfolio for periods prior to December 30, 2002.

The Fund seeks maximum total return with reduced risk by investing in individual securities, open-end mutual funds, closed-end funds and exchange traded funds. The Fund seeks to minimize risk through careful allocation among asset classes, security size, and through global diversification.

The following is a summary of the Trust's significant accounting policies:

Securities valuation - Shares of common stocks, closed-end funds and exchange traded funds are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Shares of open-end mutual funds and money market funds in which the Fund invests are valued at their respective net asset values as reported by the underlying funds. Securities for which market quotations are not readily available, or are unreliable, are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation - The net asset value per share of the Fund is calculated daily by dividing the total value of assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

Investment income - Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Fund records distributions of short-term capital gains made by mutual funds in which the Fund invests as dividend income and long-term capital gains made by mutual funds in which the Fund invests as realized capital gains.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the calendar year) plus undistributed amounts from prior years.

As of December 31, 2004, the Fund had a net capital loss carryforward of $50,435,670 of which $12,148,952 will expire in 2008, $22,338,168 will expire in
2009 and $15,948,550 will expire in 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the acquisitions in 2002, may apply. Based on such limitations, unless the tax law changes, approximately $18,039,838 of these losses will expire unutilized.

As of June 30, 2005, the Fund's federal tax cost of securities was $46,023,099 resulting in net unrealized appreciation of $9,205,151 derived from $9,289,648 of gross unrealized appreciation less $84,497 of gross unrealized depreciation.

The tax character of distributions paid by the Fund for the years ended December 31, 2004 and 2003 was as follows:

--------------------------------------------------------------------------------
                                                  2004                   2003

From ordinary Income                          $414,247               $507,876
--------------------------------------------------------------------------------

2. Investment Transactions

During the six months ended June 30, 2005, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities, amounted to $176,337,847 and $179,144,258, respectively.

3. Transactions with Affiliates

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other officers of the Trust are also officers of the Adviser or of Integrated Fund Services, Inc.
(IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

--------------------------------------------------------------------------------
The following information is computed on a tax basis as of December 31, 2004:

Cost of portfolio investments                                      $ 51,868,402
                                                                   ============
Gross unrealized appreciation on investments                       $  9,279,954
Gross unrealized depreciation on investments                           (996,345)
                                                                   ------------
Net unrealized appreciation on investments                            8,283,609
Capital loss carryforward                                           (50,435,670)
Other temporary differences                                              (8,409)
                                                                   ------------
Accumulated deficit                                                $(42,160,470)
                                                                   ============
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
11  June 30, 2005

INVESTMENT MANAGEMENT AGREEMENT

The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Effective May 1, 2005, the Fund pays the Adviser a fee (Total Fee) composed of: (1) a base fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund's average daily net assets (the Base Fee), and (2) a Performance Fee Adjustment that will add to or subtract from the Base Fee depending on the performance of the Fund in relation to the investment performance of the S&P 500 Index (the "Index"), the Fund's benchmark index, for the preceding twelve month period (the "performance fee adjustment").

The Base Fee will be decreased in a series of breakpoints as the total assets under management for the Fund increase. The break points, and the corresponding Base Fee are as follows:

--------------------------------------------------------------------------------
$0 - $200 million                                                          0.85%
--------------------------------------------------------------------------------
Next $150 million                                                          0.80%
                                            (on assets from $200 - $350 million)
--------------------------------------------------------------------------------
Next $150 million                                                          0.75%
                                            (on assets from $350 - $500 million)
--------------------------------------------------------------------------------
Next $150 million                                                          0.70%
                                            (on assets from $500 - $650 million)
--------------------------------------------------------------------------------
Next $150 million                                                          0.65%
                                            (on assets from $650 - $800 million)
--------------------------------------------------------------------------------
All additional dollars                                                     0.60%
                                                   (on assets over $800 million)
--------------------------------------------------------------------------------

The maximum yearly Performance Fee Adjustment would be 10 basis points, or one-tenth of a percent, up or down. The Performance Fee Adjustment will not be applied until the agreement has been in effect for 12 months (the "Initial Period"). For the Initial Period, the Adviser will receive the Base Fee. The Performance Fee Adjustment will be made at the end of each calendar month, after the Initial Period, based on the performance of the Fund relative to the Index for the preceding twelve months, to determine the Total Fee payable for that month.

Prior to May 1, 2005, the Fund paid the Adviser an investment management fee , computed and accrued daily and paid monthly, at an annual rate of 0.75% of average daily net assets of the Fund. See Note 5.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT

Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS coordinates the preparation of tax returns for the Fund, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and necessary materials for meetings of the Board of Trustees. In addition, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. IFS also calculates the daily net asset value per share and maintains the financial books and records of the Fund. For the performance of these services, the Fund pays IFS a monthly base fee, an asset-based fee, and a fee based on the number of shareholder accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

COMPLIANCE SERVICES

The Trust has contracted with the Adviser to provide the Chief Compliance Officer to the Trust. The Chief Compliance Officer and his or her designees will perform the duties and responsibilities in accordance with Rule 38a-1 under the Investment Company Act of 1940, as amended. The Chief Compliance Officer will, among other things, oversee an annual review of the policies and procedures of the Trust and its service providers and will provide a summary report of his or her findings to the Board of Trustees. The Chief Compliance Officer's compensation will be paid by the Adviser and the Trust will reimburse the Adviser for such costs.

In addition, the Trust has contracted with IFS to provide certain compliance services on behalf of the Trust. Subject to the direction of the Trustees of the Trust, IFS shall develop and assist in implementing a compliance program for IFS on behalf of the Fund and; provide administrative support services to the Fund's Compliance Program and Chief Compliance Officer.

4. Commitments and Contingencies

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. Special Meeting of Shareholders

On April 15, 2005, a Special Meeting of Shareholders of the Fund was held to approve or disapprove a new Management Agreement for the Fund with Markman Capital Management, Inc.

The Change was approved as follows:

--------------------------------------------------------------------------------
                                Number of Shares

                 For                  Against              Abstain
             2,593,046                433,001               40,098
--------------------------------------------------------------------------------

ADDITIONAL NOTES (Unaudited)

Proxy Voting Guidelines

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2005 are available without charge, upon request, by calling 1-952-920-4848. They are also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing
(i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-952-920-4848. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 through June 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended June 30, 2005" to estimate the expenses you paid on your account during this period.


--------------------------------------------------------------------------------
                                              Markman Total Return Core Fund  12

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                   Net Expense Ratio        Total Return         Beginning            Ending       Expenses Paid
                                          Annualized      6 Months Ended     Account Value     Account Value      6 Months Ended
                                       June 30, 2005       June 30, 2005   January 1, 2005     June 30, 2005      June 30, 2005*
Markman Total Return Portfolio
Actual                                         1.54%               2.93%         $1,000.00         $1,029.30               $7.75
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical                                   1.54%               2.48%         $1,000.00         $1,017.16               $7.70
--------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365] (to reflect the one-half year period).

--------------------------------------------------------------------------------

Advisory Agreement Approval Disclosure

At a meeting held on February 1, 2005, the Board of Trustees, including a majority of the Independent Trustees, approved a new Investment Management Agreement (the "New Agreement"), subject to shareholder approval. The Trustees reviewed carefully the Adviser's proposal to increase the base management fee and institute a performance based fee adjustment. The Trustees determined that the Adviser's actions in keeping Fund expenses low, particularly trading costs for Fund portfolio securities, and the uncompensated shareholder services provided by the Adviser, warranted an increase in the base management fee payable to the Adviser. The Trustees noted the significant expenses incurred by the Adviser and concluded that the increase in the advisory fee would permit the Adviser to maintain and improve the quality of services provided to shareholders, as well as to allow the Adviser to compensate its staff at competitive levels necessary to attract and retain qualified portfolio management personnel. In addition, the Board considered that the Performance Fee Adjustment would further align the interests of management with the interests of shareholders. For example, the Performance Fee Adjustment for a period in which the Fund underperformed the Fund's benchmark would be negative, thereby decreasing the Adviser's management fee.

In considering approval of the New Agreement, the Board of Trustees carefully evaluated information furnished by the Adviser that the Board deemed necessary to determine whether the New Agreement would be in the best interests of the Fund and its shareholders. In making the recommendation to approve the New Agreement, the Trustees gave careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to: (1) the nature, extent and the quality of the services expected to be rendered to the Fund by the Adviser, including the history, reputation, qualification and background of the Adviser as well as the qualifications of its key personnel; (2) the performance of the Fund as compared to similar mutual funds and relevant indices; (3) the level of fees paid to the Adviser as compared to similar mutual funds; (4) the financial condition of the Adviser; (5) economies of scale; and (6) that the Fund will not bear the expenses of preparing and mailing proxy materials to shareholders.

The Board's analysis of these factors is set forth below. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Nature, Extent and Quality of Adviser Services. The Board considered the level and depth of knowledge of the Adviser. The Board concluded that the Adviser's knowledge of and experience in managing investments qualified the Adviser to manage the Fund's portfolio. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser's management through Board meetings, conversations and reports during the preceding year. The Board took into account the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and lower fees and expenses. The Board also took into account the Adviser's compliance policies and procedures and its policies and procedures regarding the prevention of market timing. The Board noted that it had previously concluded that the Adviser has implemented a compliance program reasonably designed to prevent material violations of the federal securities laws. The Board also considered the Adviser's efforts in marketing the Fund and the Adviser's role in coordinating the activities of the Funds' other service providers, as well as the services that the Adviser provides to the Fund's shareholders.

Expenses and Performance. The Board concluded that the Fund consistently outperformed the S&P 500 during calendar year 2004. The Board compared the advisory fees and total expense ratios for the Fund with various comparative data, including the industry median and average advisory fees and expense ratios in the Fund's Morningstar and Lipper categories for the calendar year ended December 31, 2004. The Board concluded that the Fund's advisory fee and expense ratio were below both the average and the median fees of other mutual funds in the Fund's Morningstar and Lipper categories. The Board considered the Fund's recent performance results and noted that the Board reviews on a quarterly basis information about the Fund's performance results, portfolio composition and investment strategies. The Board noted that it had also recently considered this expense and performance information in reapproving the Current Agreement in November 2004.

Adviser's Compensation and Profitability. The Board also took into consideration the financial condition and profitability of the Adviser and any indirect benefits derived by the Adviser from the Adviser's relationship with the Fund. The Board concluded that the Adviser has the financial wherewithal to perform the services under the New Agreement. The Board concluded further that any indirect benefits the Adviser derives from its relationship with the Fund are incidental to the management fee the Adviser earns.

Economies of Scale. The Board considered the effective fees under the New Agreement as a percentage of assets at different asset levels and possible economies of scale that could be achieved in the future. The Board concluded that the schedule of breakpoints in the base management fee under the New Agreement would benefit Fund shareholders as the Fund realizes economies of scale.

Conclusion. In considering the approval of the New Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling. The Board reached the following conclusions regarding the New Agreement, among others: (a) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the New Agreement; (b) the Adviser maintains an appropriate compliance program; (c) performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (d) the proposed new management fee is reasonable in relation to those of similar funds and to the services to be provided by the Adviser. Based on their conclusions, the Board determined that approval of the New Agreement would be in the best interests of the Fund and its shareholders.


--------------------------------------------------------------------------------
13  June 30, 2005

--------------------------------------------------------------------------------
                                 Stay Informed
--------------------------------------------------------------------------------

Website Provides Updates On-Line

For expanded performance information, portfolio allocations updated regularly, on-line access to the prospectus and forms, and other helpful information, log on to www.markman.com

These forms are available:

o     Account Application

o     IRA/Roth Application

o     IRA transfer request

o     Systematic Withdrawal Plan Request

o     Automatic Investment Request

o     Company Retirement Account Application

o     403(b) Plan and Application

The minimum direct investment is $5,000. If you want to invest less than $5,000, you may purchase the Markman Total Return Core Fund through: Charles Schwab & Company (800-266-5623), Fidelity Investments (800-544-7558), and TD Waterhouse (800-934-4443), among others. There is no transaction fee when you purchase the Markman Total Return Core Fund through these discount brokers.

For additional forms or answers to any questions just contact the Markman Total Return Core Fund (between the hours of 8:30 AM and 5:30 PM EST). Toll-free:
800-707-2771.

Portfolio/Strategy Update
800-975-5463
Bob Markman's weekly market overview and portfolio activity report.

OnLine
www.markman.com
Check for net asset values and more.

PriceLine
800-536-8679
Up-to-the-minute net asset values and account values.

HelpLine
800-707-2771
For a prospectus, an application form, assistance in completing an application, or for general administrative questions.

Markman
TOTAL RETURN
CORE FUND
-----------------------
For investors too smart
to do it themselves(R)
-----------------------

Investment Adviser
Markman Capital Management, Inc.
6600 France Avenue South
Minneapolis, Minnesota 55435
Telephone: 952-920-4848
Toll-free: 800-395-4848

Shareholder Services
c/o Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
Toll-free: 800-707-2771

Authorized for distribution only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
                                              Markman Total Return Core Fund  14

Markman
TOTAL RETURN
CORE FUND
-----------------------
For investors too smart
to do it themselves(R)
-----------------------

6600 France Avenue South
Minneapolis, Minnesota 55435

Item 2.  Code of Ethics.

Not required in semiannual report filings.

Item 3.  Audit Committee Financial Expert.

Not required in semiannual report filings.

Item 4.  Principal Accountant Fees and Services.

Not required in semiannual report filings.

Item 5. Audit Committee of Listed Companies.

Not applicable and not required in semiannual report filings.

Item 6. Schedule of Investments.

The schedule is included as part of The Markman Total Return Portfolio Semiannual Report file under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Funds.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)  (1) Code of Ethics. Not required in semi-annual report filing.

(a) (2) The certification required by Rule 30a-2 of the Investment Company Act of 1940, as amended (the "1940 Act") is attached hereto.

(b) The certification required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Markman MultiFund Trust

By (Signature and Title)


/s/ Robert J. Markman
-------------------------------------
Robert J. Markman
President

Date:  September 7, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)


/s/ Robert J. Markman
-------------------------------------
Robert J. Markman
President

Date:  September 7, 2005

By (Signature and Title)


/s/ Judith E. Fansler
-------------------------------------
Judith E. Fansler
Treasurer and Chief Financial Officer

Date:  September 7, 2005